SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement                [ ] Confidential, for Use of the
[X] Definitive Proxy Statement                     Commission Only (as permitted
[ ] Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule 14a-12

                        BLONDER TONGUE LABORATORIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ______________________________________________________________________
     2.   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________
     4.   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________
     5.   Total fee paid:

          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials:____________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1.   Amount Previously Paid:

          ______________________________________________________________________
     2.   Form, Schedule or Registration Statement No.:

          ______________________________________________________________________
     3.   Filing Party:

          ______________________________________________________________________
     4.   Date Filed:

          ______________________________________________________________________

                        BLONDER TONGUE LABORATORIES, INC.
                               One Jake Brown Road
                          Old Bridge, New Jersey 08857

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held May 11, 2004
                             __________________

To Our Stockholders:

          The  2004   Annual   Meeting  of   Stockholders   of  Blonder   Tongue
Laboratories, Inc. (the "Company") will be held at the Hyatt Regency New Brunswick, 2 Albany Street, New Brunswick, New Jersey 08901, on May 11, 2004, beginning at 10:00 a.m., local time, for the following purposes:

     1. To elect two Directors constituting Class III of the Board of Directors to serve until the 2007 Annual Meeting of Stockholders or until their successors have been elected and qualified;

     2. To ratify the appointment of BDO Seidman, LLP, certified public accountants, as the Company's independent auditors for the year ending December 31, 2004; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

          A proxy, if properly executed and received in time for the voting, will be voted in the manner directed therein. If no direction is made, such proxy will be voted FOR all proposals therein.

          The Board of Directors has fixed the close of business on March 19, 2004 as the record date for determining stockholders entitled to notice of the meeting and to vote at such meeting or any adjournments thereof, and only stockholders of record at the close of business on March 19, 2004, are entitled to notice of and to vote at such meeting or any adjournments thereof.

          Your attention is directed to the attached Proxy Statement for further information regarding each proposal to be made.

          You are cordially invited to attend the meeting. Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy and return it promptly. If you receive more than one form of proxy, it is an indication that your shares are registered in more than one account, and each such proxy must be completed and returned if you wish to vote all of your shares eligible to be voted at the meeting.

                                By Order of the Board of Directors


                                Robert J. Palle, Jr., President, Chief
                                Operating Officer and Secretary

April 9, 2004

                               _________________

PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND DESIRE TO VOTE IN PERSON AT THE MEETING, YOUR PROXY WILL BE RETURNED TO YOU UPON WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY REVOKING YOUR PROXY.

                        BLONDER TONGUE LABORATORIES, INC.
                               One Jake Brown Road
                          Old Bridge, New Jersey 08857

                               PROXY STATEMENT FOR
                       THE ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                  MAY 11, 2004

          This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Blonder Tongue Laboratories, Inc., a Delaware corporation (the "Company"), to be voted at the 2004 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Hyatt Regency New Brunswick, 2 Albany Street, New Brunswick, New Jersey 08901 on May 11, 2004, at 10:00 a.m., local time, and at any adjournment or adjournments thereof.

          All proxies delivered pursuant to this solicitation are revocable at any time before they are exercised, by written notice to the Secretary of the Company or by delivering a later dated proxy. Attendance at the Annual Meeting will not, without delivery of the written notice described in the immediately preceding sentence, constitute revocation of a proxy. The mailing address of the principal executive offices of the Company is One Jake Brown Road, Old Bridge, New Jersey 08857. The Company's telephone number is (732) 679-4000. This Proxy Statement and the enclosed form of proxy will be mailed to each stockholder on or about April 9, 2004, together with the Annual Report on Form 10-K for the year ended December 31, 2003.

          All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of Directors to serve until the 2007 Annual Meeting of Stockholders, in voting by proxy, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to any other proposals to be voted upon, stockholders may vote in favor of a proposal, against a proposal or may abstain from voting. Stockholders should specify their choices on the enclosed form of proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a signed proxy will be voted FOR the election of all nominees, and FOR the proposal to ratify the appointment of BDO Seidman, LLP as independent auditors for the fiscal year ending December 31, 2004. Directors will be elected by a plurality of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting. Thus, abstentions will have no effect on the vote for election of Directors. Approval of any other matters to come before the Annual Meeting will require the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at the Annual Meeting. Abstentions are deemed present for quorum purposes and entitled to vote and, therefore, will have the effect of a vote against any matter other than the election of Directors. Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the beneficial owner has not provided voting instructions and the broker does not have discretionary authority to vote shares on the matter. Broker non-votes are not considered to be shares "entitled to vote" (other than for quorum purposes), will not be included in vote totals and will have no effect on the outcome of any matters to be voted upon at the Annual Meeting.

          Management is not aware at the date hereof of any matter to be presented at the Annual Meeting other than the election of Directors and the other proposals described in the attached Notice of Annual Meeting of Stockholders. If any other matter is properly presented, the persons named in the proxy will vote thereon according to their best judgement.

          The expense of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy and Proxy Statement, will be paid by the Company. The solicitation will be made by use of the mails, through brokers and banking institutions, and by officers and regular employees of the Company. Proxies may be solicited by personal interview, mail, telephone or facsimile transmission.

          Only owners of record of the common stock, $.001 par value per share, of the Company ("Common Stock") at the close of business on March 19, 2004 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Each owner of record on the Record Date is entitled to one vote for each share of Common Stock of the Company so held. There is no cumulative voting. On the Record Date, there were 8,002,406 shares of Common Stock issued, outstanding and entitled to vote.


                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

          The Company's Certificate of Incorporation, as amended, provides that the Board shall consist of between five and eleven members, as determined from time to time by the Board, divided into three classes as nearly equal in number as possible. The size of the Board has currently been set at eight. The term of the current Class I Directors expires at the 2005 Annual Meeting, the term of the current Class II Directors expires at the 2006 Annual Meeting and the term of the current Class III Directors expires at the 2004 Annual Meeting. The successors to each class of Directors whose terms expire at an Annual Meeting will be elected to hold office for a term expiring at the Annual Meeting of Stockholders held in the third year following the year of their election.

          The Directors whose terms will expire at the 2004 Annual Meeting of Stockholders are Robert B. Mayer and James F. Williams, both of whom have been recommended for nomination by the Nominating Committee and nominated by the Board to stand for reelection as Directors at the 2004 Annual Meeting of Stockholders, to hold office until the 2007 Annual Meeting of Stockholders and until their successors are elected and qualified. Messrs. Mayer and Williams have consented to serve for the new terms, if elected.

Recommendation of the Board of Directors Concerning the Election of Directors

          The Board of Directors of the Company recommends a vote FOR Robert B. Mayer and James F. Williams as Class III Directors to hold office until the 2007 Annual Meeting of Stockholders and until their successors are elected and qualified. Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxy a contrary choice.

                        DIRECTORS AND EXECUTIVE OFFICERS

Nominee and Continuing Directors

          The following table sets forth the names and certain information about each of the nominees for election as a Director of the Company and the continuing Directors of the Company:

                                                                        Director
                  Name                                          Age      Since
                  ----                                          ---      -----

Nominees for a three-year term expiring in 2007
(Class III Directors):

         Robert B. Mayer(1)(2).................................72         1995
         James F. Williams(1)(3)...............................46         1993

Directors not standing for election this year whose terms expire in 2005 (Class I Directors):

         John E. Dwight........................................68         1995
         Robert E. Heaton(4) (5) (6)...........................74         1998
         James A. Luksch.......................................73         1988

-------------

(1) Since December, 1995, a member of the Audit Committee of the Board of Directors.
(2) Since December, 1995, a member of the Compensation Committee of the Board of Directors.
(3) Since September, 1997, a member of the Compensation Committee of the Board of Directors.
(4) Since May, 1998, a member of the Compensation Committee of the Board of Directors.
(5) Since June, 2000, a member of the Audit Committee of the Board of Directors.
(6) Since February, 2004, a member of the Nominating Committee of the Board of Directors.

Directors not standing for election this year whose terms expire in 2006 (Class II Directors):

         Robert J. Palle, Jr...................................58        1993
         Gary P. Scharmett(1)..................................48        1997
         James H. Williams.....................................72        1988

-------------
(1) Since February, 2004, a member of the Nominating Committee of the Board of Directors.

          Set forth below is a brief summary of the recent business experience and background of each nominee, continuing Director and executive officer:

          John E. Dwight has been a Director of the Company since December 14, 1995. He was a Senior Vice President of the Company from September, 1997 through December, 2000. Mr. Dwight currently serves as Assistant to the President of the Company. From 1992 until September, 1997, Mr. Dwight served as President of Film Microelectronics, Inc., a designer and manufacturer of microelectronic products.

          Robert E. Heaton has been a Director of the Company since March, 1998. He also presently serves on the Board of Directors of Calstrip Steel Corp. and Wheeling-Pittsburgh Steel Corp. From April, 1993 through April, 1995, Mr. Heaton served as Vice Chairman of the Stainless Steel Group of Lukens, Inc. From April, 1981, through April, 1993, Mr. Heaton was President and Chief Executive Officer of Washington Steel Corporation until it was acquired by Lukens, Inc. Mr. Heaton is a past Chairman of the Specialty Steel Industry of North America.

          James A. Luksch has been the Chief Executive Officer and a Director of the Company since November, 1988. He became Chairman of the Board in November, 1994. He also served as President of the Company from November, 1988 until May, 2003.

          Robert B. Mayer has been a Director of the Company since December 14, 1995. From 1966 to 1991, he served in various executive positions, including Director and Regional President of Norstar Bank, N.A. (formerly known as Liberty National Bank & Trust Co.), a member of Fleet Financial Group. Mr. Mayer has from time to time served as a part-time instructor at State University of New York at Buffalo and is currently a Director of People, Inc. and a member of the Loan Committee, Erie County Regional Industrial Development Corporation.

          Robert J. Palle, Jr. has been the President of the Company since May, 2003 and the Chief Operating Officer and Secretary of the Company since April, 1989. He became a Director of the Company in September, 1993. He also served as Executive Vice President from April, 1989 until May, 2003 and as Interim Treasurer from March through April, 2001.

          Gary P. Scharmett has been a Director of the Company since December, 1997. Since January, 1989, Mr. Scharmett has been a partner in the law firm of Stradley, Ronon, Stevens & Young, LLP, the Company's outside counsel, and served on the Board of Directors of that firm from January 2001 until December 2003.

          James F. Williams has been a Director of the Company since September, 1993. He has also served as the President and a Director of Ontario Consolidated Leasing, Inc., a heavy equipment leasing company, since March, 1997. Since April, 1996, Mr. Williams has also been the Chairman of the Board and Chief Executive Officer of Integrated Waste Services, Inc. Mr. Williams is the nephew of Mr. James H. Williams.

          James H. Williams has been a Director of the Company since November, 1988, and served as Chairman of the Board of the Company from November, 1988 until November, 1994. He presently serves as a consultant to the Company under a written agreement.

Other Executive Officers

          Eric S. Skolnik, 39, has served as Senior Vice President of the Company since May, 2003 and as Chief Financial Officer, Treasurer and Assistant Secretary of the Company since May, 2001. He served as Interim Chief Financial Officer of the Company from January, 2001 through April, 2001. He was hired by the Company in May, 2000, as Corporate Controller. From 1994 until May, 2000, Mr. Skolnik worked as a certified public accountant with BDO Seidman, LLP, the Company's independent auditors.

          Norman A. Westcott, 63, has served as Senior Vice President - Operational Services of the Company since October, 1999 and was a Vice President of the Company from July, 1994 until October, 1999. Mr. Westcott is responsible for material purchasing and production.

          Allen Horvath, 52, has served as Vice President - Manufacturing of the Company since May, 2003. Mr. Horvath served as the Manufacturing Manager for the Company from 1998 until May 2003. Since 1976 Mr. Horvath has served the Company in several management positions in the areas of Production Testing, Engineering, Quality Control and Manufacturing. Mr. Horvath is responsible for the Company's manufacturing activities.

          Kant Mistry, 63, has served as Vice President - Engineering of the Company since May, 2003 and as Chief Technical Officer of the Company since July, 2000. From October, 1990 to July, 2000 Mr. Mistry served as the Chief Engineer of the Company.

          Emily M. Nikoo, 38, has served as Vice President - Marketing and Technical Services of the Company since February, 2004. She was hired by the Company in March, 1995 as a product manager and has held several supervisory and management positions with the Company. From 1994 until March, 1995, Ms. Nikoo was the Vice President of Electronic Systems Advanced Technology, and from 1987 to 1994 she worked as an electrical engineering and project manager for Lockheed Martin Corporation in its space systems business segment. Ms. Nikoo is the daughter of James A. Luksch.

Director Independence

          The Board of Directors has considered the independence of the Company's directors pursuant to Section 121A of the Rules of the American Stock Exchange. Based on this consideration, the Board has determined that Robert B. Mayer, James F. Williams, Robert E. Heaton and Gary P. Scharmett are independent pursuant to Section 121A.

Meetings of the Board of Directors; Committees

          During the year ended December 31, 2003, there were 10 meetings of the Company's Board of Directors and each Director attended (either in person or via teleconference) at least 75% of the meetings held. The Board of Directors has three standing committees: the Compensation Committee, the Nominating Committee and the Audit Committee.

          Compensation Committee. The Compensation Committee is currently comprised of Robert B. Mayer, Robert E. Heaton and James F. Williams, all of whom are non-employee Directors. The Compensation Committee is responsible to determine compensation for the Company's executive officers and to administer the Company's stock option plans, except for the Amended and Restated 1996 Director Option Plan. This committee held 2 meetings during 2003, all of which were attended (either in person or via teleconference) by each committee member.

          Nominating Committee. The Nominating Committee was created in February, 2004 and is currently comprised of Robert E. Heaton and Gary P. Scharmett. The members of the Nominating Committee are independent, as independence for nominating committee members is defined in the American Stock Exchange listing standards. The Nominating Committee is responsible for considering and making recommendations to the Board of Directors concerning the appropriate size of the Board and nominees to stand for election or fill vacancies on the Board. In particular, the Nominating Committee will identify, recruit, consider and recommend candidates to fill positions on the Board in accordance with its criteria for Board membership (as such criteria is generally described below). In searching for qualified Director candidates to nominate for election at an annual meeting of stockholders, the Nominating Committee will initially consider nominating the current Directors whose terms are expiring and shall consider their past performance on the Board, along with the criteria for Board membership, in determining whether to nominate them for re-election. In connection with nominations for elections at annual meetings or to fill vacancies in the Board, the Nominating Committee may solicit the current members of the Board to identify qualified candidates through their business and other organizational networks and may also retain director search firms as it determines necessary in its own discretion. The Nominating Committee would then consider the potential pool of Director candidates derived from the foregoing process, select the top candidates to fill the number of openings based on their qualifications, the Board's needs (including the need for independent Directors) and the criteria for Board membership. The Nominating Committee will then conduct a thorough investigation of the proposed candidates' backgrounds to ensure there is no past history that would disqualify the candidate from serving as a Director of the Company. Those candidates that are selected and pass the background investigation will be recommended to the full Board for nomination.


          The criteria for a nominee to the Board includes, among other things:

               o The highest personal and professional ethics, strength of character, integrity and values;

               o Experience as a senior manager, chief operating officer or chief executive officer of a relatively complex organization or, if in a professional or scientific capacity, be accustomed to dealing with complex problems, or otherwise shall have obtained and excelled in a position of leadership;

               o Education, experience, intelligence, independence, fairness, reasoning ability, practical wisdom, and vision to exercise sound, mature judgments on a macro and entrepreneurial basis on matters which relate to the current and long-term objectives of the Company;

               o Competence and willingness to learn the Company's business, and the breadth of viewpoint and experience necessary for an understanding of the diverse and sometimes conflicting interests of stockholders and other constituencies;

               o The nominee should be of such an age at the time of election to assure a minimum of three years of service as a director, and should be free and willing to attend regularly scheduled meetings of the Board of Directors and its committees over a sustained period and otherwise be able to contribute a reasonable amount of time to the affairs of the Company and its affiliates;

               o The stature and capability to represent the Company before the public, stockholders, and other various individuals and groups that affect the Company; and

               o Willingness to appraise objectively the performance of management in the interest of the stockholders and question management's assumptions when inquiry is appropriate.

          While the Nominating Committee does not have a formal charter, the Board adopted guidelines addressing the purpose and responsibilities of the Nominating Committee in connection with it formation, which guidelines include procedures for recruiting, considering and recommending nominees to the Board and criteria for Board membership. Although the Nominating Committee will not consider any director candidates recommended by stockholders, the Board believes this is appropriate as the Company's certificate of incorporation and bylaws permit stockholders to directly nominate persons for election as Directors by following the procedures set forth therein.

          Audit Committee.  The Audit Committee is currently  comprised of James
F. Williams, Robert B. Mayer and Robert E. Heaton, all of whom are non-employee Directors. The Audit Committee is responsible to, among other things, select, retain or terminate the engagement of independent auditors, review the plans and results of the audit engagement with the independent auditors, discuss with the independent auditors all accounting policies and practices to be used and alternative treatments of financial information discussed with management, evaluate and pre-approve audit and non-audit services provided by the independent auditors, review the independence of the independent auditors, assure the regular rotation of the audit partners, consider the range of audit and non-audit fees, review and discuss types of financial and earnings information released to any party, review with the appropriate parties the certifications required for the quarterly reports on Form 10-Q and annual reports on Form 10-K, and review the adequacy of the Company's internal accounting controls. This committee held 6 meetings during 2003, all of which were attended (either in person or via teleconference) by each committee member.

          The members of the Audit Committee are independent, as "independence" for audit committee members is defined in the American Stock Exchange listing standards. The Company's Board of Directors has determined that a member of the Audit Committee, James F. Williams, qualifies as an "audit committee financial expert" as defined in Section 401(h) of Regulation S-K promulgated by the Securities Exchange Commission. He is also "independent," as such term is defined in Item 7(d)(3)(iv)(A) of Schedule 14A under the Securities Exchange Act of 1934, as amended. The Board of Directors adopted a written charter for the Audit Committee in June, 2000, which was amended by the Board of Directors in March, 2003 and March, 2004. The Audit Committee reviews and reassesses the charter for adequacy on an annual basis. A copy of the Audit Committee's current charter, as amended, is attached to this Proxy Statement as Exhibit A.

Board Policies Regarding Communications With the Board of Directors and Attendance at Annual Meetings

          The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors, or any individual member(s) of the Board of Directors, can send a written communication to the attention of the Board of Directors (or specific individual director(s), if applicable) at the following address: c/o Corporate Secretary, One Jake Brown Road, Old Bridge, New Jersey 08857. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

          While the Company does not have a formal written policy regarding Board member attendance at its Annual Meeting, the Company actively encourages its directors to attend the Annual Meeting of Stockholders. All eight directors attended the Company's 2003 Annual Meeting of Stockholders.


                             AUDIT COMMITTEE REPORT

          The Audit Committee of the Board of Directors has:

          o    reviewed and discussed the audited  financial  statements for the
               fiscal  year  ended   December   31,  2003  with  the   Company's
               management;

          o discussed with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61, as the same was in effect on the date of the Company's financial statements;

          o received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements; and

          o    discussed   with  the  Company's   independent   auditors   their
               independence from the Company and its management.

          Management is responsible for the preparation, presentation and integrity of the Company's financial statements, the financial reporting process, accounting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee has relied, without independent verification, on the information provided to it and on the representations of management and the independent auditors that the financial statements have been prepared in conformity with generally accepted accounting principles.

          Based on the review and discussions referred to in the items above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2003 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

                                The Audit Committee
                                James F. Williams, Chairman
                                Robert B. Mayer
                                Robert E. Heaton



Directors' Compensation

          Prior to July 1, 2003 during the 2003 fiscal year, each non-employee Director of the Company (other than James H. Williams) was paid a retainer at the annual rate of $15,000, payable quarterly, a fee of $1,000 for each Board meeting attended in person ($500 if attendance was telephonic) and a fee of $600 for each committee meeting attended in person ($300 if attendance was telephonic or if attending on the same date as a Board meeting). Effective July 1, 2003, the Directors volunteered to temporarily reduce all Directors' fees by 10% such that each non-employee Director of the Company (other than James H. Williams) is currently paid a retainer at the annual rate of $13,500, payable quarterly, a fee of $900 for each Board meeting attended in person ($450 if attendance was telephonic) and a fee of $540 for each committee meeting attended in person ($270 if attendance was telephonic or if attending on the same date as a Board meeting). This temporary reduction in compensation was voluntarily made by the directors in reaction to Messrs. Luksch's and Palle's voluntary reduction in their executive compensation that took effect in May, 2003. Each Director is also reimbursed for certain travel, lodging and related expenses incurred in connection with attendance at Board and committee meetings. During calendar year 2003, Messrs. Luksch, Palle and Dwight did not receive any separate compensation for serving on the Board of Directors or any committees thereof.

          Effective January 1, 2000, the Company enacted a new policy requiring each of the Company's Directors to maintain an investment in the Company's Common Stock during his or her entire tenure as a Director equal to at least $25,000, calculated by taking the greater of (i) the amount paid for such stock by the Director and (ii) the highest fair market value of such stock. Non-employee directors of the Company are encouraged to purchase Company Common Stock equal to or exceeding one year's annual retainer during any three-year period until they meet this requirement.

          In May, 1998, the stockholders of the Company approved the adoption of the Company's Amended and Restated 1996 Director Option Plan, as further amended by approval of the stockholder in May, 2003 (the "1996 Plan"). The 1996 Plan is administered by the Board of Directors. Under the 1996 Plan, Directors who are not currently employed by the Company or any subsidiary of the Company and who have not been so employed within the past six months are eligible to receive options from time to time to purchase a number of shares of Common Stock as determined by the Board; provided, however, that no Director may be granted options to purchase more than 5,000 shares of Common Stock in any one calendar year. The exercise price for such shares is the fair market value thereof on the date of grant, and the options vest as determined in each case by the Board of Directors. Options granted under the 1996 Plan will generally be exercisable over the term of the option, as determined by the Board; however, no option granted under the 1996 Plan may have a term of greater than ten years from the date of grant. A maximum of 200,000 shares may be awarded under the 1996 Plan which expires January 2, 2006.

          On June 12, 2003, each of the Company's non-employee Directors other than James H. Williams was granted an option under the 1996 Plan to purchase 5,000 shares of Common Stock at an exercise price of $2.05 per share. The options vest on the first anniversary of the date of grant.

          The Company is party to a consulting and non-competition agreement with James H. Williams for the purpose of obtaining advice and counseling from Mr. Williams concerning strategic planning and financial and business matters. Under this agreement, as amended, Mr. Williams is obligated to make himself available to the Company for up to 25 hours per month, in addition to time spent attending to his duties as a member of the Board of Directors of the Company. Prior to July 1, 2003 during the 2003 fiscal year, Mr. Williams was paid at the rate of $168,525 per year for his services under this agreement, subject to adjustment on a basis consistent with adjustments to compensation for the Company's senior management. Effective July 1, 2003, Mr. Williams' pay was voluntarily reduced by 10% to $151,672.56 per year, consistent with similar reductions in annual compensation paid to Messrs. Luksch and Palle. The agreement provides a cap of $200,000 on payments to be made thereunder during any calendar year. The initial term of this agreement expires on December 31, 2004 and automatically renews thereafter for successive one year terms (subject to termination at the end of any renewal term on at least 90 days' notice). Payments to Mr. Williams under this consulting agreement are in lieu of any other payments in connection with his services as a Director or committee member, other than the reimbursement of certain travel, lodging and related expenses incurred in connection with attendance at Board and committee meetings.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of the Common Stock, to file with the Securities and Exchange Commission (the "Commission") and the American Stock Exchange, initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than ten percent stockholders (collectively, "Reporting Persons") are additionally required to furnish the Company with copies of all Section 16(a) forms they file.

          To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations of the Reporting Persons that no other reports were required with respect to fiscal year 2003, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with on a timely basis in fiscal year 2003, except that
(i) the Form 4 for Robert J. Palle, Jr. filed on December 4, 2000 to report his purchase of Common Stock mistakenly did not include his purchase of 2,500 shares on November 28, 2000 and 390 shares on November 29, 2000; accordingly, an Amended Form 4 was filed on April 28, 2003, (ii) the Form 3 for each of Allen Horvath and Kant Mistry was filed 5 days late on May 23, 2003; and (iii) James
A. Luksch did not timely file a Form 5 to report his gift of 5,486 shares of Common Stock to his spouse on December 25, 2003, which Form 5 was filed on April 5, 2004.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 1, 2004 by (i) each person who is known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each of the Company's Directors, including nominee Directors, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all executive officers and Directors as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

                     Name and Address of            Amount and Nature of         Percent of Class
                   Beneficial Owner(1)(2)         Beneficial Ownership (1)      Beneficially Owned
                   ----------------------         ------------------------      ------------------
James A. Luksch.................................       1,395,192     (3)              17.54%
Robert J. Palle, Jr.............................       1,194,323     (4)              15.01%
Norman A. Westcott..............................          92,506     (5)               1.15%
Kant Mistry.....................................          62,258     (6)                  *
Eric S. Skolnik.................................          27,917     (7)                  *
John E. Dwight..................................          92,667     (8)               1.16%
James H. Williams...............................       1,528,854     (9)              19.22%
James F. Williams...............................          91,173     (9)               1.14%
Gary P. Scharmett...............................          38,300    (10)                  *
Robert B. Mayer.................................          27,000    (11)                  *
Robert E. Heaton................................          25,000    (12)                  *
All Directors and executive officers as a
group (13 persons) .............................       4,680,248                      55.40%
Blonder Tongue Telephone, LLC(13)...............         500,000    (14)               6.29%
Resource Investment Group, LLC
Blonder Tongue Laboratories, Inc.
H. Tyler Bell
Douglas Bell
FMR Corp. ......................................         511,500    (15)               6.40%
       82 Devonshire Street
       Boston, Massachusetts 02109

--------------
*    Less than 1%
(1) Beneficial ownership as of March 1, 2004 for each person includes shares subject to options held by such person (but not held by any other person) which are exercisable within 60 days after such date. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities, which voting or investment power may be further described in the footnotes below. This table contains information furnished to the Company by the respective stockholders or contained in filings made with the Commission.
(2) Unless otherwise indicated, the address for each beneficial owner is c/o Blonder Tongue Laboratories, Inc., One Jake Brown Road, Old Bridge, NJ 08857.
(3) Includes 10,928 shares of Common Stock owned of record by two trusts of which Mr. Luksch is the trustee, 9 shares of Common Stock owned of record by an estate of which Mr. Luksch is the executor and 89,286 shares of Common Stock held of record by Mr. Luksch's spouse, as to which Mr. Luksch expressly disclaims beneficial ownership.
(4) Includes 200,000 shares owned of record by a limited liability company of which Mr. Palle and his wife are the sole members.
(5) Includes 80,700 shares of Common Stock underlying options granted by the Company.
(6) Includes 2,000 shares of Common Stock held jointly by Mr. Mistry and his spouse, 952 shares of Common Stock held jointly by Mr. Mistry's spouse and child, 951 shares of Common Stock held jointly by Mr. Mistry's spouse and child, and 58,355 shares of Common Stock underlying options granted by the Company.
(7) Includes 27,677 shares of Common Stock underlying options granted by the Company.
(8) Includes 66,667 shares of Common Stock underlying options granted by the Company.
(9) James H. Williams has granted to James F. Williams the option to purchase 52,173 shares of Company Common Stock which he owns. These shares are included in the beneficial ownership of both Directors.

     Beneficial ownership for James F. Williams also includes 24,000 shares of Common Stock underlying options granted by the Company.
(10) Includes 32,000 shares of Common Stock underlying options granted by the Company.
(11) Includes 24,000 shares of Common Stock underlying options granted by the Company, 500 shares of Common Stock held of record by Mr. Mayer's adult son, as to which Mr. Mayer expressly disclaims beneficial ownership, and 200 shares of Common Stock held of record by Mr. Mayer's spouse.
(12) Includes 22,000 shares of Common Stock underlying options granted by the Company.
(13) The address for the Company is set forth in footnote 2 above, and the address for Blonder Tongue Telephone, LLC, Resource Investment Group, LLC,
     H. Tyler Bell and Douglas Bell is c/o Williamstown Pavilion & Business Park, 1809 North Black Horse Pike, Suite B3, Williamstown, New Jersey 08094.
(14) The Company issued 500,000 shares of Common Stock to Blonder Tongue Telephone, LLC ("BTT") in connection with forming its telephony venture. While economic ownership of BTT is split 50% each by the Company and Resource Investment Group, LLC ("RIG"), any investment decision with regard to these 500,000 shares of Common Stock must be made unanimously by the Company and RIG. H. Tyler Bell shares voting power over such shares with the members of BTT in his capacity as the General Manager of BTT. RIG is wholly-owned by Douglas Bell, who is also the Manager of RIG. As such, Douglas Bell may also be deemed to be an indirect beneficial owner of the 500,000 shares of Common Stock. Of the 500,000 shares, one-half (250,000 shares) have been pledged to the Company as collateral to secure BTT's obligation to repay the $1,167,000 cash component of the purchase price to the Company. See "Certain Relationships and Related Transactions" beginning on page 14 for more details.
(15) Based on a Schedule 13G filed by FMR Corp. ("FMR") with the Securities and Exchange Commission on February 17, 2004. The Schedule 13G discloses that the 511,500 shares of Common Stock are held directly by Fidelity Low Priced Stock Fund, that each of FMR and Edward C. Johnson, 3rd, Chairman of FMR, have the sole power to dispose of the 511,500 shares of Common Stock, and that sole power to vote or direct the voting of the 511,500 shares of Common Stock is held by the Fidelity Funds' Board of Trustees.

                             EXECUTIVE COMPENSATION

Summary

     The following table sets forth certain summary information concerning compensation paid or accrued for services rendered to the Company in all capacities for the year ended December 31, 2003 and the two prior fiscal years with respect to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company who served as executive officers during 2003 and whose salary plus bonus during 2003 exceeded $100,000.

                                           Summary Compensation Table
                                                                                Long-Term
                                              Annual Compensation             Compensation
                                              -------------------             ------------

                                                                               Securities
                Name and                                                       Underlying         All Other
           Principal Position              Year   Salary ($)    Bonus($)        Options(#)    Compensation($)(1)
           ------------------              ----   ----------    --------        ----------    ------------------
James A. Luksch........................    2003   345,697            0            ---              10,637
  Chairman of the Board and Chief          2002   341,000            0            ---              11,416
  Executive Officer                        2001   341,000 (2)        0            ---               8,856

Robert J. Palle, Jr....................    2003   266,950            0            ---              16,714
  President, Chief Operating Officer and   2002   266,000            0            ---              17,135
  Secretary                                2001   266,000 (3)        0            ---              12,358

Norman A. Westcott.....................    2003   137,961            0            ---               5,829
  Senior Vice President - Operational      2002   130,000            0          25,000              5,630
  Services                                 2001   129,331            0          12,000              5,015

Eric S. Skolnik........................    2003   118,461            0             ---              4,035
  Senior Vice President, Chief Financial   2002   110,000            0          25,000              3,749
  Officer and Treasurer                    2001   104,146            0           8,000              3,345

Kant Mistry...........................     2003   139,000            0            ---               4,737
  Vice President - Engineering and Chief   2002   139,000            0          20,000              4,737
  Technical Officer                        2001   135,423            0          10,000              4,614


------------------
(1) Represents reimbursement of life insurance premiums, matching contributions paid by the Company under its 401(k) plan and costs of preparation of individual tax returns. Amounts paid in 2003 for life insurance were $1,412, $1,089, $563, $481 and $567; matching contributions under the Company's 401(k) plan were $6,000, $6,000, $4,016, $3,554 and $4,170; and
     amounts paid for preparation of tax returns were $3,225, $9,625, $1,250, $0 and $0 for Messrs. Luksch, Palle, Westcott, Skolnik, and Mistry, respectively. Amounts paid in 2002 for life insurance were $1,391, $1,085, $530, $449 and $567; matching contributions under the Company's 401(k) plan were $5,500, $5,500, $3,900, $3,300 and $4,710; and amounts paid for preparation of tax returns were $4,525, $10,550, $1,200, $0 and $0 for Messrs. Luksch, Palle, Westcott, Skolnik, and Mistry, respectively. Amounts paid in 2001 for life insurance were $1,236, $258, $396, $54 and $551; matching contributions under the Company's 401(k) plan were $5,250, $5,250, $3,519, $3,300 and $4,063; and amounts paid for preparation of tax returns were $2,370, $12,850, $1,100, $0 and $0 for Messrs. Luksch, Palle,
     Westcott, Skolnik and Mistry, respectively.
(2) Mr. Luksch's accrued annual salary for the period ending December 31, 2001 was $341,000, however, due to timing issues the actual cash paid for the period ending December 31, 2001 was $325,000. The unpaid balance was paid to Mr. Luksch during 2002.
(3) Mr. Palle's accrued annual salary for the period ending December 31, 2001 was $266,000, however, due to timing issues the actual cash paid for the period ending December 31, 2001 was $253,000. The unpaid balance was paid to Mr. Palle during 2002.

Option Exercises and Holdings

          The following table provides information with respect to the named executive officers concerning the exercise of options during fiscal year 2003 and unexercised options held as of December 31, 2003.

                       Aggregated Option Exercises in 2003
                    and Option Values as of December 31, 2003


                           Shares                     Number of Securities Underlying   Value of Unexercised
                          Acquired         Value         Unexercised Options at        In-the-Money Options at
                        on Exercise(#)  Realized($)        December 31, 2003(#)        December 31, 2003($)(1)
                        --------------  -----------        --------------------        -----------------------
          Name                                          Exercisable    Unexercisable  Exercisable   Unexercisable
          ----                                          -----------    -------------  -----------   -------------
James A. Luksch.........      ---            ---            ---             ---          ---            ---
Robert J. Palle, Jr.....      ---            ---            ---             ---          ---            ---
Norman A. Westcott......      ---            ---           68,367         20,666        2,640          1,320
Eric S. Skolnik.........      ---            ---           16,668         19,332        1,760            880
Kant Mistry.............      ---            ---           48,356         16,666        2,200          1,100

----------
(1) These columns represent the difference on December 31, 2003 between the closing market price of the Company's Common Stock and the option exercise price.

Compensation Committee Interlocks and Insider Participation

          The Compensation Committee of the Board of Directors currently consists of James F. Williams, Robert B. Mayer and Robert E. Heaton. No member of the Compensation Committee was an officer or employee of the Company during fiscal year 2003. None of the executive officers of the Company has served on the board of directors, the compensation committee or any other board committee performing equivalent functions of any other entity, any of whose officers served either on the Board of Directors or the Compensation Committee of the Company.

                        REPORT OF COMPENSATION COMMITTEE
                       ON EXECUTIVE COMPENSATION POLICIES
General

          The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The objective of the Company in setting executive compensation has been to attract, retain and motivate qualified executives to manage the Company's business and affairs so as to foster sales and earnings growth, achieve significant current profits and maximize stockholder value. Executive compensation in the aggregate is made up principally of annual base salary, bonus, and awards of stock options under the Company's 1995 Long Term Incentive Plan.

          Generally, annual salary adjustments and bonuses for executive officers other than Messrs. Luksch and Palle have been established by Mr. Luksch with the concurrence of the Compensation Committee. The annual salary adjustments and bonuses for Messrs. Luksch and Palle are determined by the Compensation Committee, subject to Board approval. An annual performance evaluation of each executive officer is conducted, upon which a salary adjustment is determined. The performance evaluation focuses on the executive's performance during the past year of the responsibilities of his position, the executive's improvement in areas where any deficiencies may have been noted in the past, and the executive's achievement of any specific goals and objectives which may have been established for such executive, including achievement of budget objectives. The Company's overall profit for the fiscal year and the executive's individual contribution to that profit are also considered. As is typical for most corporations, the assessment of individual performance contributions is in most cases subjective and not conditioned upon the achievement of any specific, pre-determined performance targets.

          In  February,   1997,  the  Compensation   Committee  implemented  the
Executive Officer Bonus Plan ("Executive Bonus Plan"). The Compensation Committee believes that a combination of base salary, cash bonus awards under the Executive Bonus Plan and the award of stock options and/or restricted stock awards will support the short-term and long-term strategic objectives of the Company and will reward individual performance and the value created for stockholders. Cash bonus awards under the Executive Bonus Plan are paid to officers during a particular fiscal year based upon and relating to the financial performance of the Company during the prior fiscal year. During the first quarter of each fiscal year of the Company, the Compensation Committee designates which of the Company's executive officers are to participate in the Executive Bonus Plan for that year. Also during the first quarter, the Compensation Committee establishes one or more objective performance goals for each participant, together with a maximum dollar bonus opportunity for the participant and a formula to determine bonus payments based on the achievement of the goal(s). In no event may the bonus for any participant exceed 100% of such participant's base salary.

          The performance goals are expressed in terms of (a) one or more corporate or divisional earnings-based measures (which may be based on net income, operating income, cash flows, or any combination thereof) and/or (b) one or more corporate or divisional sales-based measures. Each such goal may be expressed on an absolute and/or relative basis, may employ comparisons with past performance of the Company (including one or more divisions) and/or the current or past performance of other companies, and in the case of earnings-based measures, may employ comparisons to capital, stockholders' equity and shares outstanding. Performance goals need not be uniform among participants.

          After the Company's financial results for a fiscal year have been determined, the Compensation Committee certifies the level of performance goal attainment and the potential bonus payment for each participant. The Compensation Committee has full authority to reduce the amount that would otherwise be payable to any participant for a fiscal year.

          For 2003, bonuses under the Executive Bonus Plan were only to be awarded if the Company's diluted earnings per share in 2003 were at least equal to 120% of its average annual diluted earnings per share for calendar years 2000, 2001 and 2002. This threshold requirement for the payment of bonuses was not met for fiscal 2003, therefore no bonuses were awarded under the Executive Bonus Plan. Other than Mr. Mistry who became an executive officer in May, 2003, each of the named executive officers in the Summary Compensation Table herein was eligible to participate in the Executive Bonus Plan during 2003. If awarded, bonuses earned during the 2003 fiscal year under the Executive Bonus Plan (included as bonuses earned during 2003 in the Summary Compensation Table herein but payable in 2004) were to be based on a percentage of each recipient's annual salary for 2003 equal to the percentage increase in the Company's diluted earnings per share for fiscal 2003 over the average annual diluted earnings per share for calendar years 2000, 2001 and 2002, multiplied by a multiplier between
1.0 and 1.5 determined on an individual basis by the Compensation Committee, subject to a maximum amount equal to 100% of such recipient's 2003 base annual salary.

Compensation of the Chief Executive Officer

          Mr. Luksch has been Chief Executive Officer of the Company since it commenced operations in 1988 and served as President of the Company from such date until May, 2003. His compensation includes the same elements and performance measures as the compensation of the Company's other executive officers.

          Mr. Luksch's annual salary, which had been $341,000 since January 2001, was increased to $365,000 effective January 1, 2003. This increase was based on Mr. Luksch's leadership and efforts over the prior two years (2001 and 2002) that enabled the Company to remain profitable despite a difficult marketplace and his vision in seeking additional sources of revenue in a down market. The amount of the new salary was determined following an analysis of the range of compensation paid to chief executive officers of similar-sized manufacturing companies located in the Northeastern United States. Mr. Luksch's compensation, as adjusted, fell within the middle of the range. On May 8, 2003, Mr. Luksch advised the Board that he and Mr. Palle intended to voluntarily implement a temporary 10% wage reduction upon themselves in an effort to personally participate in the Company's cost reduction program. This reduction became effective May 17, 2003 and remains in place at the present time. Accordingly, Mr. Luksch's current annual salary is $328,500. Mr. Luksch received no bonus and no stock options during fiscal year 2003. The Committee believes that Mr. Luksch's overall compensation is fair and reasonable. This assessment is a subjective determination and is not quantitatively related to the Company's performance.

                                        The Compensation Committee
                                        Robert B. Mayer, Chairman
                                        Robert E. Heaton
                                        James F. Williams

                          COMPARATIVE STOCK PERFORMANCE

          The graph below compares the cumulative total return during the period from December 31, 1998 to December 31, 2003, for the Company's Common Stock, the AMEX Market Value Index and the Dow Jones Electrical Components & Equipment Industry Group Index. This graph assumes the investment of $100 in the Company's Common Stock, the stock in the companies presented in the AMEX Market Value Index and the stock in the companies comprising the Dow Jones Electrical
Components & Equipment Industry Group Index on January 1, 1999 and the reinvestment of all dividends.

[Line graph appears here depicting the cumulative total shareholder return of $100 invested in the Common Stock of the Company as compared to $100 invested in the AMEX Market Value Index and the Dow Jones Electrical Components & Equipment Industry Group Index. Line graph begins at December 31, 1998 and plots the cumulative return at December 31, 1999, 2000, 2001, 2002 and 2003. The plot points are provided below.]



--------------------------------------------------------------------------------
         12/31/1998  12/31/1999   12/31/2000  12/31/2001 12/31/2002  12/31/2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BDR          100.00       75.47        47.17       55.70      24.15       48.45
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AMEX         100.00      131.94       122.38      113.91      93.10      126.03
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DJEI         100.00      145.82        89.37       62.85      37.25       60.85
--------------------------------------------------------------------------------


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          The Chief Executive Officer's daughter, Emily Nikoo, was the director of marketing during 2003 and was elected as the Vice President - Marketing and Technical Services by the Board of Directors on February 3, 2004. In addition, Ms. Nikoo heads the Company's task force for the promotion of its interdiction product line. The annual compensation for Ms. Nikoo in 2003 was $125,221. Nezam Nikoo, Ms. Nikoo's husband and the Chief Executive Officer's son-in-law, is Chief Digital Engineer of the Company. The annual compensation for Mr. Nikoo in 2003 was $118,562.

          One of the Company's directors, Gary P. Scharmett, is a partner at the law firm of Stradley, Ronon, Stevens & Young, LLP, which serves as the Company's outside counsel. Mr. Scharmett also served on the Board of Directors of that firm from January 2001 until December 2003.

          As of February 29, 2004, James A. Luksch, Chief Executive Officer and a Director of the Company, was indebted to the Company in the amount of $200,872, for which no interest has been charged. This indebtedness arose from a series of cash advances to Mr. Luksch, the latest of which was advanced in February, 2002. The largest aggregate amount of indebtedness during the 2003 fiscal year was $200,872.

          Robert J. Palle, Jr., President and a Director of the Company, lent the Company 100% of the purchase price of certain used equipment purchased by the Company in October through November of 2003. The equipment was purchased at a substantial discount to market price and the Company has sold and will resell the equipment. While the aggregate cost to purchase all of the equipment was approximately $950,000, the maximum amount of indebtedness outstanding to Mr. Palle at any one time during the 2003 fiscal year was $810,000. At March 1, 2004, the remaining outstanding balance due to Mr. Palle was $546,791. Mr. Palle made the loan to the Company on a non-recourse basis, secured solely by a security interest in the equipment purchased by the Company and the proceeds resulting from the sale of the equipment. In consideration for the extension of credit on a non-recourse basis, Mr. Palle will receive from the Company interest on the outstanding balance at the margin interest rate he incurs for borrowing the funds from his lenders (approximately 4.756% as of March 1, 2004) plus 25% of the gross profit derived from the Company's resale of such equipment, which amounts will not be paid to Mr. Palle until the outstanding balance of the indebtedness has been paid in full. During 2003, accrued interest on the loan payable to Mr. Palle was $4,531, and the share of gross profit payable to Mr. Palle was $38,721.

          In March, 2003, the Company entered into a series of agreements, pursuant to which the Company acquired a 20% minority interest in NetLinc Communications, LLC ("NetLinc") and a 35% minority interest in Blonder Tongue Telephone, LLC ("BTT"). During September, 2003, the parties restructured the terms of their business arrangement which included increasing Blonder Tongue's economic ownership in NetLinc from 20% to 50% and in BTT from 35% to 50%, all at no additional cost to Blonder Tongue. The cash portion of the purchase price in the venture was decreased from $3,500,000 to $1,167,000, and was paid in full by the Company to BTT in October, 2003. As the non-cash component of the purchase price, the Company issued 500,000 shares of Common Stock to BTT, resulting in BTT becoming the owner of greater than 5% of the outstanding Common Stock of the Company. One-half of such Common Stock (250,000 shares) has been pledged to the Company as collateral to secure BTT's obligation to repay the $1,167,000 cash component of the purchase price to the Company. Under the restructured arrangement, the Company pays certain future royalties to NetLinc and BTT upon the sale of telephony products. During 2003, the total accrued royalties to NetLinc and BTT were $14,400 and $21,541, respectively, which will be paid to them by the Company in 2004. In addition, during 2003 the Company paid certain expenses of BTT totaling approximately $95,334. Through this telephony venture, BTT offers primary voice service to MDUs and the Company offers for sale a line of telephony equipment to complement the voice service. In addition to receiving incremental revenues and profits associated with its direct sales of the telephony products, the Company expects to receive a portion of BTT's net income derived from voice-service revenues through its 50% stake in BTT.


                  PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

          The Audit Committee has selected BDO Seidman, LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2004. BDO Seidman, LLP was the Company's independent auditors for the fiscal year ended December 31, 2003 and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect in the Company or any of its subsidiaries, in any capacity. One or more representatives of BDO Seidman, LLP is expected to be present at this year's Annual Meeting of Stockholders with an opportunity to make a statement if he or she desires to do so and to answer appropriate questions with respect to that firm's examination of the Company's financial statements and records for the fiscal year ended December 31, 2003.

          Although the submission of the appointment of BDO Seidman, LLP is not required by the By-Laws of the Company, the Board is submitting it to the stockholders to ascertain their views. If the stockholders do not ratify the appointment, the Audit Committee will not be bound to seek other independent auditors for 2004, but the selection of other independent auditors will be considered in future years.

Audit and Other Fees Paid to Independent Auditors

          The following table presents fees billed by BDO Seidman, LLP for professional services rendered in fiscal years ended December 31, 2002 and December 31, 2003.

            Services Rendered            Fiscal 2003       Fiscal 2002
            -----------------            -----------       -----------

            Audit Fees                     $ 178,075         $ 163,325
            Audit-Related Fees             $  22,500         $  24,385
            Tax Fees                       $  65,815         $ 101,200
            All Other Fees                 $    --           $   2,160


     Audit Fees

          The audit fees are billed for professional services rendered for the audit of the Company's annual financial statements, the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, consents to incorporate audited financial statements into registration statements related to the Company's employee benefit plans, and assistance with earnings announcements on Form 8-K.

     Audit-Related Fees

          The audit-related fees for fiscal years 2002 and 2003 consisted principally of audits of the Company's pension and 401(k) plans and in 2002 responding to a comment letter from the Commission and the implementation of FAS 144.

     Tax Fees

          Tax fees for fiscal years 2002 and 2003 consisted principally of preparing the Company's U.S. federal and state income tax returns, preparing tax returns for certain executive officers of the Company and assisting the Company in responding to audits by the U.S. Internal Revenue Service.

     All Other Fees

          Aggregate  fees for all other  services  (other  than audit  services,
audit-related   services  and  tax  services)  in  fiscal  year  2002  consisted principally of fees for advice on an acquisition.

          The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditors and has considered whether the provision of such services is compatible with maintaining the independence of such independent auditors. Based on such review and consideration, the Audit Committee has determined that the provision of such non-audit services is compatible with maintaining the independence of the independent auditors.

Pre-Approval Policy for Services by Independent Auditors

          The Audit Committee has implemented pre-approval policies and procedures for the engagement of the Company's independent auditors for both audit and permissible non-audit services. Under these policies and procedures, all services provided by the independent auditors must either (i) be approved by the Audit Committee prior to the commencement of the services, (ii) relate to assisting the Company with tax audits and appeals before a taxing authority or be services associated with periodic reports or registration statements filed by the Company with the Commission, all of which services are pre-approved by the Audit Commmittee, or (iii) be a de minimis non-audit service (as described in Rule 2-01(c)(7)(C) of Regulation S-X) that does not have to be pre-approved as long as management promptly notifies the Audit Committee of such service and the Audit Committee approves it prior to the service being completed. Within these parameters, the Audit Committee annually approves the scope and fees payable for the year end audit, statutory audits and employee benefit plans to be performed by the independent auditors for the next fiscal year. The Audit Committee has also delegated pre-approval authority for permissible non-audit services to the Chairman of the Audit Committee. Any approvals of non-audit services made by the Chairman of the Audit Committee are then reported by him at the next Audit Committee meeting. Since May 6, 2003, the effective date of the Commission's rules requiring Audit Committee pre-approval of all audit and non-audit services performed by a company's independent auditors, 100% of the services provided by BDO Seidman, LLP have been approved in accordance with the Company's pre-approval policies and procedures.

Recommendation of the Board Concerning the Ratification of Appointment of Independent Auditors

          The Board of Directors of the Company recommends that stockholders vote FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent auditors for the 2004 fiscal year. Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxies a contrary choice.

                                 OTHER BUSINESS

          Management knows of no other matters that will be presented at the Annual Meeting of Stockholders. However, if any other matter properly comes before the meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                              STOCKHOLDER PROPOSALS

          Stockholder proposals intended to be included in the Company's proxy statement for presentation at the 2005 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by the Company's Chief Financial Officer at One Jake Brown Road, Old Bridge, New Jersey 08857 on or before December 11, 2004, to be eligible for inclusion in such proxy statement.

          If notice of a stockholder proposal intended to be presented at the 2005 Annual Meeting of Stockholders is not received by the Company on or before February 24, 2005 (whether or not the stockholder wishes the proposal to be included in the proxy statement for such annual meeting), the Company (through management proxy holders) may exercise discretionary voting authority on such proposal when and if the proposal is raised at the annual meeting without any reference to the matter in the proxy statement.

                                    FORM 10-K

          A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 ACCOMPANIES THIS PROXY STATEMENT. THE COMPANY WILL FURNISH TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO ERIC SKOLNIK, CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS AS SHOWN ON THE COVER PAGE OF THIS PROXY STATEMENT.


                                        By Order of the Board of Directors


                                        James A. Luksch
                                        Chairman of the Board and
                                        Chief Executive Officer


Date:  April 9, 2004
Old Bridge, New Jersey

                                    EXHIBIT A
                                    ---------

                        BLONDER TONGUE LABORATORIES, INC.

                             AUDIT COMMITTEE CHARTER

I.   PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: (i) the financial reports and other financial information provided by the Company to any governmental body or the public; (ii) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and may establish from time to time; (iii) the Company's auditing, accounting and financial reporting practices generally; and
(iv) all potential conflict of interest situations, including those arising from any related-party transactions. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to oversee and monitor the accounting and financial reporting processes, internal control system, and the audit of the financial statements of the Company.

     o Analyze and approve conflict of interest transactions and investigate any violations of the Company's Code of Ethics and complaints regarding accounting or auditing matters.

     o Appoint, compensate, retain and oversee the work of the independent auditors employed for the purpose of preparing or issuing an audit report with respect to the Company or preparing other audit, review or attest services for the Company, and also review and appraise the qualifications and performance of the Company's independent auditors and internal auditing department.

     o    Provide  an  open  avenue  of  communication   among  the  independent
          auditors, financial and senior management, the internal auditing department and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by being authorized and directed to do the following:

     (a) To directly appoint, compensate, retain, evaluate, terminate and oversee the work of the independent auditors employed for the purpose of preparing or issuing an audit report with respect to the Company or preparing other audit, review or attest services for the Company; such independent auditors shall be duly registered with the Public Accounting Oversight Board and shall be instructed to report directly to the Audit Committee. In connection therewith, the Audit Committee shall annually (i) receive, evaluate and discuss with the independent auditors a formal written report from them setting forth all consulting or other relationships with the Company, which shall include specific representations and discussions as to their objectivity and independence as required by Independence Standards Board Statement No. 1, and (ii) take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditors;

     (b) To meet with the Company's independent auditors, including private meetings as necessary, (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Company's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the independent auditors' comments with respect to the Company's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the independent auditors propose to render to the Board of Directors and shareholders;

     (c) To review as a committee, with management and the independent auditors, the audited financial statements to be included in the Company's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission (including disclosures made in the "Management's Discussion and Analysis" portion of the Form 10-K), and the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61 and SAS No. 90;

     (d) To review as a committee, or through the Audit Committee chairman, with the independent auditors, the Company's interim financial results to be included in the Company's quarterly reports on Form 10-Q to be filed with the Securities and Exchange Commission (including disclosures made in the "Management's Discussion and Analysis" portion of the Form 10-Q), and the matters required to be discussed by SAS No. 61 and SAS No. 90;

     (e) To consider the effect upon the Company of any changes in accounting principles or practices proposed by management or the independent auditors;

     (f) To review the fees charged by the independent auditors for audit and non-audit services;

     (g) To report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

     (h) To act as a liaison between the Company's independent auditors and the full Board of Directors;

     (i) To review, evaluate and pre-approve any non-audit services the independent auditors may perform for the Company (except where such prior approval is not required for services described in pre-approval policies and procedures and for certain de minimis non-audit services), and, to the extent required by applicable regulations, disclose such approved non-audit services in reports to stockholders and periodic reports filed with the Securities and Exchange Commission. In connection therewith, the Audit Committee shall have the authority to establish pre-approval policies and procedures for the engagement of the independent auditors to provide audit and permissible non-audit services;

     (j) As required by law, the Audit Committee shall assure the regular rotation of the lead, concurring and other audit partners, and consider whether there should be a regular rotation of the independent auditors;

     (k) To review and discuss with the independent auditors all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and other material written communications between the independent auditors and management;

     (l) To review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earning guidance generally provided to analysts and rating agencies;

     (m) To review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the general auditor, the independent auditors, the chief financial officer and the chief executive officer;

     (n) To prepare, review and approve the annual proxy disclosure regarding the activities and report of the Audit Committee for the year;

     (o) To establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

     (p) To receive, investigate and recommend an appropriate response to the receipt of written correspondence from an attorney representing the Company that reports pursuant to Section 307 of the Sarbanes-Oxley Act that they have become aware of evidence of a material violation of securities laws or a material breach of fiduciary duty by the Company or any of its directors, officers, employees or agents;

     (q) To perform all duties delegated to it under the Company's Code of Ethics and pursuant to paragraphs (o) and (p) above (including any procedures adopted pursuant such paragraphs), including without limitation, the review and approval of potential conflict of interest situations and investigation of accounting and auditing complaints; and

     (r) To receive appropriate funding from the Company, as determined by the Audit Committee, for payment of: (i) compensation to any independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; and (ii) compensation to any advisers employed by the Audit Committee under Article IV below; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

II.  COMPOSITION

The Audit Committee shall consist of three or more Directors as determined by the Board, and shall be comprised solely of independent directors, as such term is defined in Section 121 and Section 803 of the Rules of the American Stock Exchange, LLC ("AMEX"), except as otherwise set forth in such Rules, and subject to the effective dates and any transition periods contained in such Rules. Each member of the Audit Committee shall also meet the criteria for independence set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934 ("Act") and Rule 10A-3 thereunder, subject to any exceptions therein.

All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise such that he or she is deemed to have "financial sophistication" (as defined by Rule 121 of AMEX). These requirements are intended to satisfy the Act and AMEX Rules relating to the composition of Audit Committees, and shall be construed accordingly.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III. MEETINGS

The Audit Committee shall meet on a regular basis, at least quarterly, and is empowered to hold special meetings as circumstances require. The Audit Committee shall meet at least annually with management, the Chief Financial Officer of the Company and the independent accountants in separate sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. Meetings may be by teleconference.

IV.  RESOURCES

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company.

V.   AUTHORITY OF AUDIT COMMITTEE; DELEGATION

In addition to all other responsibilities and authority granted to the Audit Committee pursuant to this Audit Committee Charter, the Audit Committee shall have all responsibilities and authority required by Rule 10A-3 of the Securities Exchange Act of 1934, as amended. Any responsibility or authority of the Audit Committee, including, but not limited to, the authority to pre-approve all permitted non-audit services, may be delegated to one or more members of the Audit Committee.

VI.  ANNUAL CHARTER REVIEW

The Audit Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

                     BLONDER TONGUE LABORATORIES, INC.

                            One Jake Brown Road
                            Old Bridge, NJ 08857
               PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS
                                MAY 11, 2004
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The Undersigned hereby appoints James A. Luksch and Robert J. Palle, Jr., and either of them (with full power to act alone), as Proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on this Proxy Card, all shares of Common Stock of Blonder Tongue Laboratories, Inc. (the "Company") held of record by the undersigned on the record date of March 19, 2004, at the Annual Meeting of Stockholders to be held on May 11, 2004 and at any postponements or adjournments thereof, all as in accordance with the Notice of Annual Meeting of Stockholders and Proxy Statement furnished with this Proxy.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                     Annual Meeting of Stockholders of

                     BLONDER TONGUE LABORATORIES, INC.

                                May 11, 2004

                         Please date, sign and mail
                           your proxy card in the
                         envelope provided as soon
                                as possible.




   Please detach along perforated line and mail in the envelope provided.
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
-------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR ALL NOMINEES" FOR THE ELECTION OF DIRECTORS AND "FOR"  PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED  ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
SHOWN HERE [X]
-------------------------------------------------------------------------------------------------------------------

                                                                                        FOR    AGAINST     ABSTAIN
1.   Election  of  three  Class III               2.   Proposal    to   ratify    the   [ ]      [ ]         [ ]
     Directors to hold office until                    appointment  of  BDO  Seidman,
     the  2007  Annual  Meeting  of                    LLP  as  independent  auditors
     Stockholders  or  until  their                    for  the  fiscal  year  ending
     successors  have  been elected                    December 31, 2004.
     and qualified.

[ ] FOR ALL NOMINEES    NOMINEES                  In their  discretion,  the  Proxies
                        [ ] Robert B. Mayer       are  authorized  to vote  upon such
[ ] WITHHOLD AUTHORITY  [ ] James F. Williams     other  matters as may properly come
    FOR ALL NOMINEES                              before  the   meeting  and  at  any
                                                  postponements    or    adjournments
[ ] FOR ALL EXCEPT                                thereof.
    (See instructions below)

                                                  This proxy when  properly  executed
                                                  will  be   voted   in  the   manner
                                                  directed by the stockholder.  If no
                                                  direction  is made  on  this  Proxy
                                                  Card,  this Proxy will be voted FOR
                                                  the  election  of all  nominees  to
                                                  serve as Class III  Directors,  FOR
                                                  proposal 2 and in  accordance  with
                                                  the  instructions  of the  Board of
                                                  Directors  on  all  other   matters
                                                  which may properly  come before the
                                                  meeting.

INSTRUCTION: To withhold authority to vote for
any individual nominee(s), mark "FOR ALL EXCEPT"   PLEASE MARK,  SIGN, DATE AND RETURN
and fill in the circle next to each nominee        THIS PROXY CARD PROMPTLY  USING THE
you wish to withhold, as shown here: [X]           ENCLOSED ENVELOPE.
--------------------------------------------------








--------------------------------------------------
To change the  address on your  account,   [  ]
please   check  the  box  at  right  and
indicate your new address in the address
space above. Please note that changes to
the  registered  name(s) on the  account
may not be submitted via this method.
--------------------------------------------------


Signature of Stockholder ________________ Date ________ Signature of Stockholder ________________ Date ________
Note: Please sign exactly as your name appears on this proxy. When shares are held jointly,  each holder should sign. When signing as executor, adminstrator,  attorney, trustee or guardian, please give full title as such. If the signer is a corporation,  please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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